NEWS RELEASE

DT Midstream Reports Strong Third Quarter 2021 Results

•	Raising 2021 adjusted EBITDA, operating earnings and distributable cash flow guidance
•	Delivering 10% adjusted EBITDA growth and 12% operating earnings growth from 2020 original guidance
•	Executing on investment opportunities that will deliver distinctive future growth
•	Discusses industry-first carbon-neutral expansion

DETROIT, Nov. 5, 2021 – DT Midstream, Inc. [www.dtmidstream.com] (NYSE: DTM) today announced third quarter 2021 reported net income of $74 million, or $0.77 per diluted share. For the third quarter of 2021, operating earnings were $75 million and adjusted EBITDA was $188 million.

Reconciliations of operating earnings, operating EPS and adjusted EBITDA (non-GAAP measures) to reported net income are included at the end of this news release.

“Our third quarter results and increased 2021 guidance deliver strong growth,” said David Slater, president and CEO. “We also continue to advance new growth investment opportunities and announced an innovative carbon-neutral project.”

Slater noted the following accomplishments:

•	Financial performance: Strong financial performance during first quarter as an independent public company, allowing the company to raise 2021 guidance
•	On target: Reaffirms industry-leading 5-7% growth into 2022
•	Commercial progress: Continuing to advance opportunities that are driving future growth
•	Industry-first carbon neutral expansion: Recently announced a first-of-its-kind, carbon-neutral transport path on its Haynesville gathering pipeline system

Third Quarter Earnings Call

The company will conduct a conference call to discuss earnings results at 9 a.m. ET (8 a.m. Central Time) today. Investors, the news media and the public may listen to a live internet broadcast of the call at this link. The toll-free telephone dial-in number in the U.S. and Canada is 888.330.2022, and the toll number is 646.960.0690; the passcode is 8347152. International access numbers are available here.

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About DT Midstream

DT Midstream (NYSE: DTM) is an owner, operator and developer of natural gas interstate and intrastate pipelines, storage and gathering systems, and compression, treatment and surface facilities. The Company transports clean, natural gas for gas and electric utilities, power plants, marketers, large industrial customers and energy producers across the Southern, Northeastern and Midwestern United States and Canada. The Detroit-based company offers a comprehensive, wellhead-to-market array of services, including natural gas transportation, storage and gathering. DT Midstream is transitioning towards net zero greenhouse gas emissions by 2050, including a target of achieving 30% of its carbon emissions reduction in the next decade. DT Midstream is among the first in the midstream sector to establish net zero goals.

Why DT Midstream Uses Operating Earnings and Adjusted EBITDA

Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DT Midstream management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DT Midstream uses operating earnings to measure performance against budget and to report to the Board of Directors.

Adjusted EBITDA is defined as GAAP net income attributable to DT Midstream before expenses for interest, taxes, depreciation and amortization, further adjusted to include the proportional share of net income from equity method investees (excluding taxes, depreciation and amortization), and to exclude certain items the company considers non-routine. DT Midstream believes Adjusted EBITDA is useful to the company and external users of DT Midstream’s financial statements in understanding operating results and the ongoing performance of the underlying business because it allows management and investors to have a better understanding of actual operating performance unaffected by the impact of interest, taxes, depreciation, amortization and non-routine charges noted in the table below. We believe the presentation of Adjusted EBITDA is meaningful to investors because it is frequently used by analysts, investors and other interested parties in the midstream industry to evaluate a company’s operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending on accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. DT Midstream uses Adjusted EBITDA to assess the company’s performance by reportable segment and as a basis for strategic planning and forecasting.

In this release, DT Midstream provides 2021 operating earnings guidance. It is likely that certain items that impact the company's 2021 reported results will be excluded from operating results. Reconciliations to the comparable 2021 reported earnings guidance are not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

DT Midstream also provides 2021 Adjusted EBITDA guidance. The reconciliation of net income to Adjusted EBITDA as projected for full-year 2021 is not provided. DT Midstream does not forecast net income as it cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divestiture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, DT Midstream is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, DT Midstream is not able to provide a corresponding GAAP equivalent for Adjusted EBITDA.

Forward Looking Statements

This release contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, business prospects, outcomes of regulatory proceedings, market conditions, and other matters, based on what we believe to be reasonable assumptions and on information currently available to us.

Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “intends,” “continues,” “forecasts,” “goals,” “strategy,” “prospects,” “estimate,” “project,” “scheduled,” “target,” “anticipate,” “could,” “may,” “might,” “will,” “should,” “see,” “guidance,” “outlook,” “confident” and other words of similar meaning. The absence of such words, expressions or statements, however, does not mean that the statements are not forward-looking. In particular, express or implied statements relating to future earnings, cash flow, results of operations, uses of cash, tax rates and other measures of financial performance, future actions, conditions or events, potential future plans, strategies or transactions of DT Midstream, and other statements that are not historical facts, are forward-looking statements.

Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors may impact forward-looking statements of DT Midstream including, but not limited to, the following: risks related to the spin-off of DT Midstream from DTE Energy (“the Spin-Off”), including that transition services provided by DTE Energy could adversely affect our business and that the transaction may not achieve some or all of the anticipated benefits; changes in general economic conditions; competitive conditions in our industry; actions taken by third-party operators, processors, transporters and gatherers; changes in expected production from Southwestern Energy Company and/or its affiliates (including Indigo Minerals, LLC), Antero Resources Corporation and/or its affiliates and other third parties in our areas of operation; demand for natural gas gathering, transmission, storage, transportation and water services; the availability and price of natural gas to the consumer compared to the price of alternative and competing fuels; competition from the same and alternative energy sources; our ability to successfully implement our business plan; our ability to complete organic growth projects on time and on budget; our ability to complete acquisitions; the price and availability of debt and equity financing; restrictions in our existing and any future credit facilities; energy efficiency and technology trends; changing laws regarding cyber security and data privacy and any cyber security threat or event; operating hazards, environmental risks, and other risks incidental to gathering, storing and transporting natural gas; changes in environmental laws, regulations or enforcement policies, including laws and regulations relating to climate change and greenhouse gas emissions; natural disasters, adverse weather conditions, casualty losses and other matters beyond our control; the impact of outbreaks of illnesses, epidemics and pandemics, including the COVID-19 pandemic and the economic effects of the pandemic; interest rates; labor relations; large customer defaults; changes in tax status, as well as changes in tax rates and regulations; the effects of existing and future laws and governmental regulations; changes in insurance markets impacting costs and the level and types of coverage available; the timing and extent of changes in commodity prices; the suspension, reduction or termination of our customers’ obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, or third-party facilities on which our business is dependent; the effects of future litigation; the outcome of property tax assessment appeals; the qualification of the Spin-Off as a tax-free distribution; the allocation of tax attributes from DTE Energy in accordance with the agreement that governs the respective rights, responsibilities and obligations of DTE Energy and DT Midstream after the Spin-Off with respect to all tax matters; our ability to achieve the benefits that we expect to achieve as an independent publicly traded company; and our dependence on DTE Energy to provide us with certain services following the Spin-Off.

The above list of factors is not exhaustive. New factors emerge from time to time. DT Midstream cannot predict what factors may arise or how such factors may cause actual results to vary materially from those stated in forward-looking statements, see the discussion under the section entitled “Risk Factors” in our registration statement on Form 10 and any other reports filed with the SEC. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should not put undue reliance on any forward-looking statements.

Any forward-looking statements speak only as of the date on which such statements are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise.

Contact

Media

Michael Raveane, DT Midstream, 313.774.0690
michael.raveane@dtmidstream.com

Investors/Analysts

Todd Lohrmann, DT Midstream, 313.774.2424
investor_relations@dtmidstream.com

DT Midstream, Inc. Segmented Net Income (Unaudited)

		Three Months Ended September 30,
		2021					2020
		Reported Earnings	Pre-tax Adjustments		Income Taxes (1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes (1)	Operating Earnings
		(millions)
	Pipeline	$41	$—		$—	$41	$42	$—		$—	$42

	Gathering	33	1	A	—	34	59	(20)	C	5	44

	Net Income Attributable to DT Midstream	$74	$1		$—	$75	$101	$(20)		$5	$86

		Nine Months Ended September 30,
		2021					2020
		Reported Earnings	Pre-tax Adjustments		Income Taxes (1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes (1)	Operating Earnings
		(millions)
	Pipeline	$127	$10	A	$(3)	$134	$114	$—		$—	$114

	Gathering	93	10	A	(2)	115	129	(20)	C	5	114
			19	B	(5)

	Net Income Attributable to DT Midstream	$220	$39		$(10)	$249	$243	$(20)		$5	$228

(1)	Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments
Adjustments Key
A	Transaction costs relating to the separation of DT Midstream — recorded in Operating Expenses — Operation and Maintenance
B	Loss on note receivable for an investment in certain assets in the Utica shale region — recorded in Operating Expenses — Assets (gains) losses and impairments, net
C	Post-acquisition settlement recorded in Other (income) and expense

DT Midstream, Inc. Diluted Earnings Per Share (2) (Unaudited)

		Three Months Ended September 30,
		2021					2020 (3)
		Reported Earnings	Pre-tax Adjustments		Income Taxes (1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes (1)	Operating Earnings
		(per share)
	Transaction costs		0.01	A	—
	Post-acquisition settlement							(0.21)	C	0.05

	Net Income Attributable to DT Midstream	$0.77	$0.01		$—	$0.78	$1.05	$(0.21)		$0.05	$0.89

		Nine Months Ended September 30,
		2021					2020 (3)
		Reported Earnings	Pre-tax Adjustments		Income Taxes (1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments		Income Taxes (1)	Operating Earnings
		(per share)
	Transaction costs		0.20	A	(0.05)
	Loss on note receivable		0.20	B	(0.05)
	Post-acquisition settlement							(0.21)	C	0.05

	Net Income Attributable to DT Midstream	$2.28	$0.40		$(0.10)	$2.58	$2.52	$(0.21)		$0.05	$2.36

(1)	Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments
(2)	Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations (Unaudited)
(3)	Shares issued and outstanding as of September 30, 2021 were treated as issued and outstanding for purposes of calculated historical earnings per share
Adjustments Key
A	Transaction costs relating to the separation of DT Midstream — recorded in Operating Expenses — Operation and Maintenance
B	Loss on note receivable for an investment in certain assets in the Utica shale region — recorded in Operating Expenses — Assets (gains) losses and impairments, net
C	Post-acquisition settlement recorded in Other (income) and expense

DT Midstream, Inc. Adjusted EBITDA (Unaudited)

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2021	2020	2021	2020
		(millions)
	Net income attributable to DT Midstream	$74	$101	$220	$243
	Plus: Interest expense	31	29	81	82
	Plus: Income tax expense	29	39	79	91
	Plus: Depreciation and amortization	42	38	124	111
	Plus: EBTDA from equity method investees (1)	42	35	126	114
	Plus: Adjustments for non-routine items (2)	1	(20)	39	(20)
	Less: Interest income	—	(4)	(4)	(6)
	Less: Earnings from equity method investees	(30)	(23)	(90)	(77)
	Less: Depreciation and amortization attributable to noncontrolling interests	(1)	(1)	(3)	(3)
	Adjusted EBITDA	$188	$194	$572	$535

(1)	Includes share of our equity method investees’ earnings before taxes, depreciation and amortization, which we refer to as “EBTDA.” A reconciliation of earnings from equity method investees to EBTDA from equity method investees follows:

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2021	2020	2021	2020
		(millions)
	Earnings from equity methods investees	$30	$23	$90	$77
	Plus: Depreciation and amortization attributable to noncontrolling interests	12	12	36	37
	EBTDA from equity method investees	$42	$35	$126	$114

(2)	Adjusted EBITDA calculation excludes certain items we consider non-routine. For the three months ended September 30, 2021, adjustments for non-routine items were comprised of $1 million of separation related transaction costs. For the nine months ended September 30, 2021, adjustments for non-routine items were comprised of: (i) $19 million loss on notes receivable and (ii) $20 million of separation related transaction costs. For the three and nine months ended September 30, 2020, adjustments for the non-routine items were comprised of a $20 million post-acquisition settlement.

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